Exhibit 10.4

SLACK TECHNOLOGIES, INC.
2019 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the Slack Technologies, Inc. 2019 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Slack Technologies, Inc. (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company or one of its Affiliates.
The following terms shall be defined as set forth below:
“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non‑Employee Directors who are independent.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.
“Award Agreement” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement is subject to the terms and conditions of the Plan.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Act.
“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.
“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations or a closing price. If there are no market quotations or closing price for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations or a closing price.
“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Registration Date” means the date upon which the registration statement on Form S-1 that is filed by the Company is declared effective by the U.S. Securities and Exchange Commission.
“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.
“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

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“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.
“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company (for the avoidance of doubt, any change in majority voting power resulting from the conversion of Class B common stock to Class A common stock by an individual stockholder shall not, on its own, constitute a Sale Event).
“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Service Relationship” means any relationship as an employee, Non-Employee Director or Consultant of the Company or any Affiliate. Unless as otherwise set forth in the Award Agreement, a Service Relationship shall be deemed to continue without interruption in the event a grantee’s status changes from full-time employee to part-time employee or a grantee’s status changes from employee to Consultant or Non-Employee Director or vice versa, provided that there is no interruption or other termination of Service Relationship in connection with the grantee’s change in capacity.
“Stock” means the Class A Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

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“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)    Administration of Plan. The Plan shall be administered by the Administrator.
(b)    Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)    to select the individuals to whom Awards may from time to time be granted;
(ii)    to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)    to determine the number of shares of Stock to be covered by any Award;
(iv)    to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Agreements;
(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award;
(vi)    subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and
(vii)    at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c)    Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers

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of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not members of the delegated committee. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)    Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event the Service Relationship terminates.
(e)    Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
(f)    Non-U.S. Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be incorporated into and made part of this Plan); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)    Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 60,200,000 shares (the “Initial Limit”), subject to adjustment

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as provided in this Section 3(c), plus on February 1, 2020 and on each February 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by 5 percent of the number of shares of Class A and Class B common stock issued and outstanding on the immediately preceding January 31, or such lesser number of shares as approved by the Administrator (the “Annual Increase”). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on February 1, 2020 and on each February 1 thereafter by the lesser of the Annual Increase for such year or 12,040,000 shares of Stock, subject in all cases to adjustment as provided in Section 3(c). For purposes of this limitation, the shares of Stock underlying any awards under the Plan and the shares of Class B common stock of the Company underlying any awards under the Company’s 2009 Stock Plan, as amended that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan (provided, that any such shares of Class B common stock of the Company shall first be converted to shares of Class A common stock of the Company). In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
(b)    Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $1,000,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.
(c)    Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the

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Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
(d)    Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In such case, except as may be otherwise provided in the relevant Award Agreement, all Options and Stock Appreciation Rights with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Agreement. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights (provided that, in the case of an Option or Stock Appreciation Right with an exercise price equal to or less than the Sale Price, such Option or Stock Appreciation Right shall be cancelled for no consideration); or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

SECTION 4.	ELIGIBILITY
Grantees under the Plan will be such employees, Non-Employee Directors or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its

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sole discretion; provided that Awards may not be granted to employees, Non-Employee Directors or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5.	STOCK OPTIONS
(a)    Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(b)    Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant (i) pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, (ii) to individuals who are not subject to U.S. income tax on the date of grant or (iii) if the Stock Option is otherwise compliant with Section 409A.
(c)    Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.
(d)    Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the date of grant. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

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(e)    Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Agreement:
(i)    In cash, by certified or bank check or other instrument acceptable to the Administrator;
(ii)    Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;
(iii)    By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or
(iv)    With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any taxes that the Company or an Affiliate is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(f)    Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall

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not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.	STOCK APPRECIATION RIGHTS
(a)    Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Agreement) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b)    Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.
(c)    Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(d)    Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7.	RESTRICTED STOCK AWARDS
(a)    Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.
(b)    Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in

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Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)    Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 15 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Affiliates terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
(d)    Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8.	RESTRICTED STOCK UNITS
(a)    Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Agreement) upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.
(b)    Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other

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rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Agreement.
(c)    Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his or her Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.
(d)    Termination. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 15 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Affiliates for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	CASH-BASED AWARDS
Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals, including continued employment (or other Service Relationship). The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

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SECTION 11.	DIVIDEND EQUIVALENT RIGHTS
(a)    Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.
(b)    Termination. Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 15 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Affiliates for any reason.

SECTION 12.	TRANSFERABILITY OF AWARDS
(a)    Transferability. Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
(b)    Administrator Action. Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or Non-Employee Director) may transfer his or her Award to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement. In no event may an Award be transferred by a grantee for value.

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(c)    Family Member. For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
(d)    Designation of Beneficiary. To the extent permitted by the Company and valid under applicable law, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate or legal heirs.

SECTION 13.	TAX WITHHOLDING
(a)    Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for tax purposes, pay to the Company or any applicable Affiliate, or make arrangements satisfactory to the Administrator regarding payment of, any U.S. and non-U.S. federal, state, or local taxes of any kind required by law to be withheld by the Company or any applicable Affiliate with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee or to satisfy any applicable withholding obligations by any other method of withholding that the Company and its Affiliates deem appropriate. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
(b)    Payment in Stock. The Administrator may cause any tax withholding obligation of the Company or any applicable Affiliate to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory rate or such lesser amount as is necessary to avoid liability accounting treatment. The Administrator may also require any tax withholding obligation of the Company or any applicable Affiliate to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company or any applicable Affiliate in an amount that would satisfy the withholding amount due.

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SECTION 14.	SECTION 409A AWARDS
Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A. The Plan and all Awards shall be interpreted in accordance with such intent. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15.	TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.
(a)    Termination of Service Relationship. If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.
(b)    For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:
(i)    a transfer to the Service Relationship of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or
(ii)    an approved leave of absence, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16.	AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall materially and adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants without stockholder approval. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to

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approval by Company stockholders. Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 17.	STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18.	GENERAL PROVISIONS
(a)    No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
(b)    Issuance of Stock. To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

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(c)    Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)    Other Incentive Arrangements; No Rights To Continued Service Relationship. Nothing contained in this Plan shall prevent the Board from adopting other or additional incentive arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any grantee any right to continued employment or other Service Relationship with the Company or any Affiliate.
(e)    Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.
(f)    Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 19.	EFFECTIVE DATE OF PLAN
This Plan shall become effective upon the date immediately preceding the Registration Date subject to prior stockholder approval in accordance with applicable state law, the Company’s bylaws and certificate of incorporation, and applicable stock exchange rules. No grants of Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20.	GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of California applied without regard to conflict of law principles.
DATE APPROVED BY BOARD OF DIRECTORS: April 22, 2019
DATE APPROVED BY STOCKHOLDERS: May 9, 2019

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INCENTIVE STOCK OPTION AGREEMENT
UNDER THE SLACK TECHNOLOGIES, INC.
2019 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date] (110% of FMV if a 10% owner)]

Grant Date:

Expiration Date:
[up to 10 years (5 if a 10% owner)]
Pursuant to the Slack Technologies, Inc. 2019 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Slack Technologies, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.0001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.
1.    Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable*	Exercisability Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
* Max. of $100,000 per yr.

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.
2.    Manner of Exercise.
(a)    The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; or (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.
(b)    The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this

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Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)    The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d)    Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
3.    Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.
(a)    Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)    Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.
(c)    Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.
(d)    Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months

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from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.
The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.
4.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5.    Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6.    Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will so notify the Company within 30 days after such disposition.
7.    Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due ; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Optionee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Optionee on account of such transfer.

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8.    No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.
9.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered by the Company to the Optionee at the address on file with the Company or electronically through the use of an online process such as the Company’s platform or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

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SLACK TECHNOLOGIES, INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

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NON-QUALIFIED STOCK OPTION AGREEMENT
FOR NON-U.S. EMPLOYEES
UNDER THE SLACK TECHNOLOGIES, INC.
2019 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Expiration Date:
Pursuant to the Slack Technologies, Inc. 2019 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Slack Technologies, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth in this Non-Qualified Stock Option Agreement for Non-U.S. Employees, including any special terms and conditions for the Optionee’s country set forth in the appendix attached hereto (the “Appendix” and, together, the “Agreement”) and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the U.S. Internal Revenue Code of 1986, as amended.

1.    Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.
2.    Manner of Exercise.
(a)    The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator (or such person or entity as the Administrator may designate) of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) by the Optionee delivering to the Company (or such person or entity as the Company may designate) a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iii) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the option purchase price; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and

(iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.
(b)    The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)    The minimum number of shares of Stock with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares of Stock with respect to which this Stock Option is being exercised is the total number of shares of Stock subject to exercise under this Stock Option at the time.
(d)    Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
3.    Termination of Employment. If the Optionee’s employment with the Company or a Subsidiary is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below (and if not exercised within such period, shall thereafter terminate subject, in each case, to Section 3(d) of the Plan).
(a)    Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)    Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of termination due to disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination due to disability shall terminate immediately and be of no further force or effect.

(c)    Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless provided otherwise in any applicable agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company or any Subsidiary; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or any Subsidiary.
(d)    Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.
For purposes of this Stock Option, the Optionee’s employment will be considered terminated as of the date the Optionee is no longer actively providing services as an employee to the Company or one of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and unless otherwise determined by the Company, the Optionee’s right to vest in the Stock Option, if any, will terminate and the Optionee's right to exercise any vested Stock Option will be measured as of such date and, in either case, will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under labor laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any). The Administrator shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of this Stock Option (including whether the Optionee may still be considered to be providing services while on a leave of absence).
The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.
4.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5.    Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6.    Responsibility for Taxes.
(a)The Optionee acknowledges and agrees that, regardless of any action taken by the Company or, if different, the Optionee’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”) is and remains the Optionee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Stock Option, including, but not limited to, the grant, vesting or exercise of this Stock Option, the subsequent sale of shares of Stock acquired upon the exercise of this Stock Option and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other compensation paid to the Optionee by the Company or the Employer, (ii) withholding from proceeds of the sale of the shares of Stock acquired upon the exercise of this Stock Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization without further consent), (iii) withholding from the shares of Stock otherwise issuable at exercise of this Stock Option, or (iv) any method determined by the Administrator to be in compliance with applicable laws.
The Company and/or the Employer may withhold or account for Tax-Related Items by considering minimum statutory withholding rates or other applicable withholding rates, including applicable maximum rates in the Optionee’s jurisdiction(s), in which case the Optionee may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in shares of Stock. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Optionee is deemed to have been issued the full number of Option Shares subject to the exercised Stock Option, notwithstanding that a number of the Option Shares is held back solely for the purpose of paying the Tax-Related Items.

(c)The Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Option Shares or the proceeds of the sale of the Option Shares acquired upon the exercise of this Stock Option, if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items.
7.    No Obligation to Continue Service Relationship. The grant of the Stock Option shall not be interpreted as forming an employment or service contract with the Company, and shall not be construed as giving the Optionee any right to be retained in the employ of, or otherwise provide services to, the Employer or any other Subsidiary. Neither the Plan nor this Agreement shall interfere in any way with the right of the Employer to terminate the employment of the Optionee at any time.
8.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.    A. Data Privacy Information (Optionees in EEA and UK). This Section 9A applies to Optionees residing within the European Economic Area and UK. For the avoidance of doubt, this Section does not apply to Optionees residing outside the European Economic Area and UK. The privacy notice annexed to this Agreement (“Privacy Notice”) describes how the Company and the Employer collect and process the personal information of Optionees residing in the European Economic Area and UK in the context of this Agreement, the Plan, and the provision of the Stock Option and the Optionee hereby acknowledges the contents of the Privacy Notice. For the avoidance of doubt, the contents of the Privacy Notice are not binding on Optionees in the European Economic Area and UK as contractual obligations and may be updated by the Company and/or the Employer from time to time without recourse to the amendment provisions of this Agreement or the Plan.
B. Data Privacy Information and Consent (Optionees outside EEA and UK). This Section 9B applies to Optionees residing outside the European Economic Area and UK. For the avoidance of doubt, this Section does not apply to Optionees residing within the European Economic Area and UK:
(i)    Data Collection and Usage. The Company and the Employer collect, process and use certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all awards granted under the Plan or any other entitlement to Stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Optionee’s consent.
(ii)    Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial Corporate Services, Inc. and certain of its affiliates (“E*TRADE”),

which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. The Optionee may be asked to agree on separate terms and data processing practices with E*TRADE, with such agreement being a condition to the ability to participate in the Plan.
(iii)    International Data Transfers. The Company and E*TRADE are based in the U.S., which means that it will be necessary for Data to be transferred to, and processed in, the U.S. The Optionee’s country or jurisdiction may have different data privacy laws and protections than the U.S. The Company’s legal basis for the transfer of Data, where required, is the Optionee’s consent.
(iv)    Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. This period may extend beyond the Optionee's period of employment with the Employer. When the Company or the Employer no longer need Data for any of the above purposes, they will cease processing it in this context and remove it from all of their systems used for such purposes to the fullest extent practicable.
(v)    Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Optionee is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke the consent, the Optionee’s salary from or employment with the Employer will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant the Stock Option or other awards under the Plan or administer or maintain such awards.
(vi)    Data Subject Rights. The Optionee may have a number of rights under data privacy laws in his or her jurisdiction. Depending on where the Optionee is based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) lodge complaints with competent authorities in the Optionee’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Optionee can contact his or her local human resources representative.
Other Legal Basis and Additional Consent. The Optionee understands that the Company may rely on a different legal basis for the collection, processing or transfer of Data in the future and/or request the Optionee to provide another data privacy consent. If applicable, upon request of the Company or the Employer, the Optionee will provide a separate executed data privacy agreement (or any other agreements or consents) that the Company and/or the Employer may deem necessary to obtain from the Optionee for the purpose of administering his or her participation in the Plan in compliance with the data privacy laws in the Optionee’s country, either now or in the future. The Optionee understands and agrees that the Optionee will not be able to participate in the Plan, if the Optionee fails to provide any such agreement requested by the Company and/or the Employer.

10.    Nature of Grant. In accepting the Stock Option, the Optionee acknowledges, understands, and agrees that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
(b)    the grant of the Stock Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past;
(c)    all decisions with respect to future Stock Option or other grants, if any, will be at the sole discretion of the Company;
(d)    the Optionee is voluntarily participating in the Plan;
(e)    the Stock Option and any shares of Stock subject to the Stock Option, and the income from and value of same, are not intended to replace any pension rights or compensation;
(f)    unless otherwise agreed with the Company, the Stock Option and the shares of Stock subject to the Stock Option, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Optionee may provide as a director of a Subsidiary;
(g)    the Stock Option and any shares of Stock subject to the Stock Option, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;
(h)    the future value of the shares of Stock underlying the Stock Option is unknown, indeterminable, and cannot be predicted with certainty;
(i)    if the underlying shares of Stock subject to the Stock Option do not increase in value, the Stock Option will have no value;
(j)    if Optionee exercises the Stock Option and acquires shares of Stock, the value of such shares of Stock may increase or decrease, even below the Option Exercise Price per Share;
(k)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock Option resulting from the termination of the Optionee’s employment (for any reason whatsoever, whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any);

(l)    unless otherwise provided in the Plan or by the Company in its discretion, the Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have the Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(m)    neither the Company, the Employer nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the U.S. dollar that may affect the value of the Stock Option or of any amounts due to the Optionee pursuant to the exercise of the Stock Option or the subsequent sale of any shares of Stock acquired upon exercise.
11.    Compliance with Law. Notwithstanding any other provision of the Plan or this Agreement, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the shares of Stock, the Company shall not be required to deliver any shares of Stock issuable upon exercise of the Stock Option prior to the completion of any registration or qualification of the Stock under any U.S. or non-U.S. local, state or federal securities or other applicable law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other U.S. or non-U.S. governmental regulatory body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. The Optionee understands that the Company is under no obligation to register or qualify the shares of Stock subject to the Stock Option with the SEC or any U.S. state or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Stock. Further, the Optionee agrees that the Company shall have unilateral authority to amend the Plan and this Agreement without the Optionee’s consent to the extent necessary to comply with securities or other laws applicable to the issuance of the shares of Stock.
12.    Appendix. Notwithstanding any provision in this Non-Qualified Stock Option Agreement for Non-U.S. Employees, this Stock Option shall be subject to any special terms and conditions set forth in the Appendix attached hereto for the Optionee’s country. Moreover, if the Optionee relocates to one of the countries included in the Appendix during the life of the Stock Option, the terms and conditions for such country shall apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
13.    Language. The Optionee acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Optionee to understand the terms and conditions of this Agreement. If the Optionee has received this Agreement, or any other documents related to the Stock Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
14.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
15.    Waivers. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other optionees.
16.    Governing law and Venue. This Agreement shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with, the internal laws of the State of California, applied without regard to conflict of law principles. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Stock Option or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco County, California, or the U.S. District Court for the Northern District of California, where this grant is made and/or to be performed, and no other courts.
17.    Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
18.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Stock Option and the Option Shares acquired upon exercise of the Stock Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing.
19.    Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
20.    Insider Trading Restrictions / Market Abuse Laws. By accepting the Stock Option, the Optionee acknowledges that he or she is bound by all the terms and conditions of the Company’s insider trading policy as may be in effect from time to time. The Optionee further acknowledges that, depending on the Optionee’s or his or her broker’s country or the country in which the shares of Stock are listed, he or she may be subject to insider trading restrictions and/or market abuse laws which may affect the Optionee’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Stock Options) or rights linked to the value of shares of Stock during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee placed before the Optionee possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s insider trading policy as may be in effect from time to time. The Optionee acknowledges that it is the Optionee’s responsibility to comply with any applicable restrictions, and the Optionee should speak to his or her personal advisor on this matter.
21.    Foreign Asset/Account, Exchange Control and Tax Reporting. Depending on the Optionee’s country, the Optionee may be subject to foreign asset/account, exchange control, tax reporting or other requirements which may affect the Optionee’s ability acquire or hold Stock Options or shares of Stock under the Plan or cash received from participating in the Plan (including dividends and the proceeds arising from the sale of shares of Stock) in a brokerage/bank account outside the Optionee’s country. The applicable laws of the Optionee’s country may require that he or she report such Stock Options, shares of Stock, accounts, assets or transactions to the applicable authorities in such country and/or repatriate funds received in connection with the Plan to the Optionee’s country within a certain time period or according to certain procedures. The Optionee acknowledges that he or she is responsible for ensuring compliance with any applicable requirements and should consult his or her personal legal advisor to ensure compliance with applicable laws.
(Signature page follows.)

SLACK TECHNOLOGIES, INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

APPENDIX
TO
NON-QUALIFIED STOCK OPTION AGREEMENT
FOR NON-US EMPLOYEES
UNDER THE SLACK TECHNOLOGIES, INC.
2019 STOCK OPTION AND INCENTIVE PLAN
Capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and/or the Non-Qualified Stock Option Agreement for Non-US Employees (the “Option Agreement”).
Terms and Conditions
This Appendix includes special terms and conditions that govern the Stock Option if the Optionee works and/or resides in one of the countries listed below. If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working and/or residing (or is considered as such for local law purposes), or if the Optionee transfers employment and/or residency to a different country after the Stock Option is granted, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will apply to the Optionee.
Notifications
This Appendix also includes information regarding certain other issues of which the Optionee should be aware with respect to the Optionee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of December 2018. Such laws are often complex and change frequently. As a result, the Optionee should not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out-of-date at the time the Optionee exercises the Stock Option or sells any shares of Stock acquired under the Plan.
In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation. As a result, the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee should seek appropriate professional advice as to how the relevant laws in the Optionee’s country may apply to the Optionee’s individual situation.
If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working and/or residing (or is considered as such for local law purposes), or if the Optionee transfers employment and/or residency to a different country after the Stock Option is granted, the information contained in this Appendix may not be applicable to the Optionee in the same manner.

AUSTRALIA
Notifications
Nature of Plan. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to the conditions in that Act).
Securities Law Information. If the Optionee acquires shares of Stock under the Plan and offers the shares of Stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Optionee should obtain legal advice regarding any applicable disclosure obligations before making any such offer in Australia.
Exchange Control Information. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and for international fund transfers. If an Australian bank is assisting with the international fund transfer transaction, the bank will file the report on behalf of the Optionee. If there is no Australian bank involved in the transfer, the Optionee will be required to file the report.
CANADA
Terms and Conditions
Method of Payment and Tax Obligations. Notwithstanding any provision in the Plan or the Agreement to the contrary, the Optionee will not be permitted to pay the Option Exercise Price with a “net exercise” pursuant to Section 2(a)(iii) of the Option Agreement.
Termination of Service. The following provision replaces in its entirety the second paragraph of Section 3(d) of the Option Agreement:
For purposes of this Stock Option, except as expressly required by applicable legislation, the Optionee’s employment will be considered terminated as of the date that is the earliest of (i) the date of termination of the Optionee’s employment, (ii) the date the Optionee receives notice of termination, and (iii) the date the Optionee is no longer actively providing services to the Company, the Employer or any other Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and the Optionee’s right to vest in the Stock Option, if any, will terminate and the Optionee's right to exercise any vested Stock Option will be measured as of such date and, in either case, will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under labor laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any). The Administrator shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of the Stock Option (including whether the Optionee may still be considered to be providing services while on a leave of absence).

The following provisions apply if the Optionee resides in Quebec:
Consent to Receive Information in English. The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Consentement Pour Recevoir Des Informations en Anglais. Les parties reconnaissent avoir exigé la rédaction en anglais de la convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement, à la présente convention.
Data Privacy. The Optionee hereby authorizes the Company and the Company’s representatives to discuss and obtain all relevant information from all personnel, professional or non-professional, involved in the administration of the Plan. The Optionee further authorizes the Company, the Employer and/or any other Subsidiary to disclose and discuss such information with their advisors and to record such information and to keep such information in the Optionee’s employee file.
Notifications
Securities Law Information. The Optionee is permitted to sell shares of Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Stock acquired under the Plan takes place outside Canada through the facilities of a stock exchange on which the Stock is listed.
Foreign Asset/Account Reporting Information. Canadian taxpayers must report annually on Form T1135 (Foreign Income Verification Statement) the foreign specified property (including shares of Stock acquired under the Plan) held if the total value of such foreign specified property exceeds C$100,000 at any time during the year. Unvested Stock Options also must be reported (generally at nil cost) on Form 1135 if the C$100,000 threshold is exceeded due to other foreign specified property held. If shares of Stock are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares. The ACB ordinarily would equal the fair market value of the shares of Stock at the time of acquisition, but if the Optionee owns other shares, this ACB may have to be averaged with the ACB of the other shares. The Form T1135 must be filed at the same time the individual's files his or her annual tax return. The Optoinee should consult his or her personal legal advisor to ensure compliance with applicable reporting obligations.
FRANCE
Terms and Conditions
Language Consent. By accepting the Agreement providing for the terms and conditions of this grant, the Optionee confirms having read and understood the documents relating to this grant (the Plan and this Agreement) which were provided in English language. The Optionee accepts the terms of those documents accordingly.

Consentement Relatif à la Langue Utilisée. En acceptant le Contrat décrivant les termes et conditions de l’attribution, Le Titulaire confirme avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui ont été communiqués en langue anglaise. Le Titulaire accepte les termes de ces documents en connaissance de cause.
Notifications
Type of Stock Option. The Stock Option is not intended to qualify for special tax or social security treatment in France.
Foreign Asset/Account Reporting Information. French residents are required to report all foreign accounts (whether open, current or closed) to the French tax authorities on their annual tax returns. Failure to complete this reporting triggers penalties. The Optionee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.
GERMANY
Notifications
Exchange Control Information. German residents must electronically report cross-border payments in excess of €12,500 to the German Federal Bank (Bundesbank) on a monthly basis. In case of payments in connection with securities (including any proceeds realized upon the sale of shares of Stock or the receipt of any dividends), the report must be made by the fifth day of the month following the month in which the payment was received. The form of report (“Allgemeines Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de). The Optionee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.
Foreign Asset/Account Reporting Information. If the acquisition of shares of Stock under the Plan leads to a so-called qualified participation at any point during the calendar year, the Optionee will need to report the acquisition when the Optionee files his or her tax return for the relevant year.  A qualified participation is attained if (i) the value of the shares of Stock acquired exceeds EUR 150,000 or (ii) in the unlikely event the Optionee holds shares of Stock exceeding 10% of the total number of shares of Stock.
INDIA
Terms and Conditions
Manner of Exercise. This provision supplements Section 2 of the Option Agreement:
Due to legal restrictions in India, payment of the Option Exercise Price may not be made through a formal cashless exercise program or “same day sale” or any other method whereby some, but not all, of the Option Shares subject to the exercised Stock Option are sold to pay the purchase price. The Company reserves the right to allow such method of payment to the Optionee depending on the development of local law.

Notifications
Exchange Control Information. The Optionee must repatriate any proceeds from the sale of shares of Stock acquired under the Plan or any dividends paid on such shares of Stock to India within such period of time as will be required under applicable regulations. The Optionee should obtain a foreign inward remittance certificate (“FIRC”) from the bank where the Optionee deposits the foreign currency and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India, the Company, or the Employer requests proof of repatriation.
Foreign Asset/Account Reporting Information. Indian residents are required to declare any foreign bank accounts and any foreign financial assets (including shares of Stock held outside India) in their annual tax return.
IRELAND
Terms and Conditions
Nature of Grant. The following provision supplements Section 10 of the Option Agreement:
In accepting the Stock Option, the Optionee understands and agrees that the benefits received under the Plan will not be taken into account for any redundancy or unfair dismissal claim.
Notifications
Director Notification Obligation. Directors, shadow directors or secretaries of an Irish Subsidiary must notify the Irish Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., Stock Options granted under the Plan, shares of Stock, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time, but only to the extent such individuals own 1% or more of the shares of Stock. If applicable, this notification requirement also applies with respect to the interests of the spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary).
JAPAN
Notifications
Exchange Control Information. If the Optionee acquires shares of Stock valued at more than ¥100,000,000 in a single transaction, the Optionee must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the acquisition of the shares of Stock.
In addition, if the Optionee pays more than ¥30,000,000 in a single transaction for the purchase of shares of Stock when the Optionee exercises this Stock Option, the Optionee must file a Payment Report with the Ministry of Finance through the Bank of Japan by the 20th day of the month following the month in which the payment was made. The precise reporting requirements vary depending on whether or not the relevant payment is made through a bank in Japan.
A Payment Report is required independently from a Securities Acquisition Report. Therefore, if the total amount that the Optionee pays upon a one-time transaction for exercising this Stock Option and purchasing shares of Stock exceeds ¥100,000,000, then the Optionee must file both a Payment Report and a Securities Acquisition Report.
Foreign Asset/Account Reporting Information. Japanese residents and foreign nationals with permanent residency in Japan are required to report details of any assets held outside Japan as of December 31 (including shares of Stock acquired under the Plan), to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15 each year. The Optionee should consult with his or her personal tax advisor to ensure compliance with applicable reporting obligations.
UNITED KINGDOM
Terms and Conditions
Tax Obligations. This provision supplements Section 6 of the Option Agreement:
Without limitation to Section 6 of the Option Agreement, the Optionee agrees that the Optionee is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or the Employer or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Optionee also agrees to indemnify and keep indemnified the Company and the Employer against any Tax–Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Optionee’s behalf.
Notwithstanding the foregoing, if the Optionee is a director or executive officer (within the meaning of Section 13(k) of the Exchange Act), the Optionee understands that the Optionee may not be able to indemnify the Company for the amount of any Tax-Related Items not collected from or paid by the Optionee, in case the indemnification could be considered to be a loan. In this case, the Tax-Related Items not collected or paid may constitute a benefit to the Optionee on which additional income tax and National Insurance contributions (“NICs”) may be payable. the Optionee understands that the Optionee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or the Employer (as appropriate) the amount of any NICs due on this additional benefit, which may also be recovered from the Optionee by any of the means referred to in Section 6 of the Option Agreement.
NIC Joint Election. As a condition of participation in the Plan and the exercise of the Stock Option, the Optionee agrees to accept any liability for secondary Class 1 National Insurance Contributions that may be payable by the Company or the Employer (or any successor to the Company or the Employer) in connection with the Stock Option and any event giving rise to Tax-Related Items in relation to the Stock Option (the “Employer NICs”).

Without limitation to the foregoing, by accepting this Agreement, the Optionee agrees to execute the attached joint election with the Company and/or the Employer to satisfy the obligation for Employer NICs in relation to the Stock Option (the “NIC Joint Election”). The Optionee further agrees to execute such other elections as may be required between the Optionee and any successor to the Company or the Employer for the purpose of continuing the effectiveness of the NIC Joint Election. The Optionee agrees that the Employer NICs may be collected by the Company or the Employer using any of the methods described in Section 6 of the Option Agreement.
If the Optionee does not enter into an NIC Joint Election prior to the exercise of the Stock Option, the Optionee will not be entitled to exercise the Stock Option unless and until the Optionee enters into an NIC Joint Election, and no shares of Stock will be issued to the Optionee under the Plan, without any liability to the Company, the Employer or any other Subsidiary.

ADDITIONAL WORDING TO INCLUDE FOR ELECTIONS TO BE ENTERED INTO ELECTRONICALLY:
Important Note on the Election to Transfer Employer National Insurance Contributions
As a condition of the Optionee’s participation in the Plan, the Optionee is required to enter into an election to transfer to the Optionee any liability for employer’s secondary Class 1 National Insurance Contributions (“Employer’s NICs”) that may arise in connection with the Optionee’s participation in the Plan (the “Election”).
By entering into the Election:

•	the Optionee agrees that any Employer’s NICs liability that may arise in connection with the Optionee’s participation in the Plan will be transferred to the Optionee;

•
the Optionee authorises the Employer and the Company to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from the Optionee’s salary or other payments due or the sale of sufficient shares of Option Shares acquired pursuant to the Stock Options; and

•
the Optionee acknowledges that even if the Optionee has clicked on the [“ACCEPT”] box where indicated, the Company or the Employer may still require the Optionee to sign a paper copy of this Election (or a substantially similar form) if the Company or the Employer determines such is necessary to give effect to the Election.

Signing or clicking on the [“ACCEPT”] box indicates the Optionee’s acceptance of the Election. The Optionee should read the terms of the Election carefully before accepting the Election.
Please print and keep a copy of the Election for the Optionee’s records.

SLACK TECHNOLOGIES, INC.
2019 STOCK OPTION AND INCENTIVE PLAN
(UK Employees)
Election To Transfer the Employer’s National Insurance Liability to the Employee

1.	PARTIES
This Election is between:

(A)
The Employee who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who has been granted options to purchase shares of Common Stock (“Options”) pursuant to the terms and conditions of the Slack Technologies, Inc. 2019 Stock Option and Incentive Plan, as amended from time to time (the “Plan”), and

(B)
Slack Technologies, Inc. of 500 Howard Street, San Francisco, California, USA 94105 (the “Company”), which may grant Options under the Plan and is entering into this Form of Election on behalf of the Employer.

2.	PURPOSE OF ELECTION

2.1	This Election relates to all Options granted to the Employee under the Plan up to the termination date of the Plan.
2.2    In this Election the following words and phrases have the following meanings:
“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.
“Relevant Employment Income” from Options on which employer’s National Insurance Contributions becomes due is defined as:

(i)	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the Options (within the meaning of section 477(3)(a) of ITEPA);

(B)	the assignment (if applicable) or release of the Options in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

(C)	the receipt of a benefit in connection with the Options, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).
“SSCBA” means the Social Security Contributions and Benefits Act 1992.
“Taxable Event” means any event giving rise to Relevant Employment Income.

2.3
This Election relates to the Employer’s secondary Class 1 National Insurance contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Options pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

2.4
This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5
This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.6
Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Non-Qualified Stock Option Agreement for Non-US Employees. This Election will have effect in respect of the Options and any awards which replace or replaced the Options following their grant in circumstances where section 483 of ITEPA applies.

3.	ELECTION
The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that, by signing or electronically accepting this Election by clicking on the [“ACCEPT”] box, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

4.	PAYMENT OF THE EMPLOYER’S LIABILITY

4.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Options; and/or

(iv)	by any other means specified in the Non-Qualified Stock Option Agreement for Non-US Employees.

4.2
The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Options to the Employee until full payment of the Employer’s Liability is received.

4.3
The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within 14 days after the end of the U.K. tax month during which the Taxable Event occurs (or within 17 days after the end of the U.K. tax month during which the Taxable Event occurs, if payments are made electronically).

5.	DURATION OF ELECTION

5.1
The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HM Revenue and Customs withdraws approval of this Election; or

(iv)
after due payment of the Employer’s Liability in respect of the entirety of the Options to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

Acceptance by the Employee
The Employee acknowledges that by signing or electronically accepting this Election by clicking on the [“ACCEPT”] box, the Employee agrees to be bound by the terms of this Election.

Signed

The Employee
Acceptance by the Company
The Company acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signed for and on behalf of the Company

Name:
Title:

SCHEDULE OF EMPLOYER COMPANIES
The following are the employing companies to which this Joint Election may apply:

Name:
UK Office:
Company Registration Number:
Corporation Tax Reference:
PAYE Reference:

ANNEX
PRIVACY NOTICE
This Privacy Notice (the “Notice”) is provided as an annex to the Plan and the Agreement . This Notice is intended to provide information about the collection and processing of the Optionee’s personal information by the Company and, as relevant, the Employer. Capitalized terms used but not defined in this Notice shall have the same meanings assigned to them in the Plan and/or the Agreement.
(a)    Data Collection and Usage. The Company and the Employer collect, process and use certain personal information about the Optionee, which may include information such as the Optionee’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all awards granted under the Plan or any other entitlement to Stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for purposes of implementing, administering and managing the Plan. The Company and, where relevant, the Employer is the controller of such Data. The legal basis, where required, for the processing of Data is that the processing is contractually necessary for the performance of the Agreement.
(b)    Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial Corporate Services, Inc. and certain of its affiliates (“E*TRADE”), which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. The Optionee may be provided with separate terms and data processing practices with E*TRADE, as such agreement is contractually required to implement stock options under the Plan.
(c)    International Data Transfers. The Company and E*TRADE are based in the U.S., which means that it will be necessary for Data to be transferred to, and processed in, the U.S. The Optionee’s country or jurisdiction may have different data privacy laws and protections than the U.S. For example, the European Commission has issued a limited adequacy finding with respect to the U.S. that applies only to the extent companies register for the EU-U.S. Privacy Shield program. The Company has registered for the EU-U.S. Privacy Shield program. The Company’s basis for the transfer of Data, where required, is the EU-U.S. Privacy Shield program.
(d)    Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. This period may extend beyond the period of the Optionee’s employment with the Employer. When the Company or the Employer no longer need Data for any of the above purposes, they will cease processing it in this context and remove it from all of their systems used for such purposes to the fullest extent practicable.

(e)    Data Subject Rights. The Optionee may have a number of rights under data privacy laws in his or her jurisdiction. Depending on where the Optionee is based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) request the portability of Data, (vi) lodge complaints with competent authorities in the Optionee’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Optionee can contact his or her local human resources representative.
(f)    Further Information and Contact. For further information, including the contact details of the data protection officer and, where relevant, the appropriate supervisory authority for lodging complaints, the Optionee can consult the Slack Employee Privacy Policy.

NON-QUALIFIED STOCK OPTION AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE SLACK TECHNOLOGIES, INC.
s2019 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Expiration Date:
[No more than 10 years]
Pursuant to the Slack Technologies, Inc. 2019 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Slack Technologies, Inc. (the “Company”) hereby grants to the Optionee named above, who is a Non-Employee Director of the Company but is not an employee of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.0001 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.
1.    Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains in service as a member of the Board on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.
2.    Manner of Exercise.
(a)    The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.
(b)    The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the

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Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)    The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d)    Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
3.    Termination as Non-Employee Director. If the Optionee ceases to be a Non-Employee Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.
(a)    Termination Due to Death. If the Optionee’s service as a Non-Employee Director terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)    Other Termination. If the Optionee ceases to be a Non-Employee Director for any reason other than the Optionee’s death, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to be a Non-Employee Director, for a period of six months from the date the Optionee ceased to be a Non-Employee Director or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date the Optionee ceases to be a Non-Employee Director shall terminate immediately and be of no further force or effect.
4.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5.    Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

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6.    No Obligation to Continue as a Non-Employee Director. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance as a Non-Employee Director.
7.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
8.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
9.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee by the Company at the address on file with the Company or electronically through the use of an online process such as the Company’s platform or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

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SLACK TECHNOLOGIES, INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

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NON-QUALIFIED STOCK OPTION AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE SLACK TECHNOLOGIES, INC.
2019 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:

No. of Option Shares:

Option Exercise Price per Share:	$
[FMV on Grant Date]

Grant Date:

Expiration Date:
Pursuant to the Slack Technologies, Inc. 2019 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Slack Technologies, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.
1.    Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.
2.    Manner of Exercise.
(a)    The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.
Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.
The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to.
(b)    The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the

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Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
(c)    The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.
(d)    Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.
3.    Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.
(a)    Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.
(b)    Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.
(c)    Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.
(d)    Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise

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determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.
The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.
4.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
5.    Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.
6.    Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Optionee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Optionee on account of such transfer.
7.    No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.
8.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or

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professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
10.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee by the Company at the address on file with the Company or electronically through the use of an online process such as the Company’s platform or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

SLACK TECHNOLOGIES, INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

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RESTRICTED STOCK AWARD (U.S.)
UNDER THE SLACK TECHNOLOGIES, INC.
2019 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Shares:

Grant Date:
Pursuant to the Slack Technologies, Inc. 2019 Stock Option and Incentive Plan (the “Plan”) as amended through the date hereof, Slack Technologies, Inc. (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above. Upon acceptance of this Award, the Grantee shall receive the number of shares of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Stock in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator.
1.    Award. The shares of Restricted Stock awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this Award Agreement and (ii) deliver to the Company a stock power endorsed in blank.
2.    Restrictions and Conditions.
(a)    Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan.
(b)    Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.
(c)    If the Grantee’s Service Relationship with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock shall immediately and automatically be forfeited and returned to the Company.

3.    Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in a Service Relationship with the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date.

Incremental Number of Shares Vested	Vesting Date
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3.
4.    Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee.
5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.    Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.
7.    Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued or released by the transfer agent a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued or released by the transfer agent to the Grantee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer.

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8.    Election Under Section 83(b). The Grantee may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election.
9.    No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in a Service Relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Service Relationship of the Grantee at any time.
10.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
11.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
12.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee by the Company at the address on file with the Company or electronically through the use of an online process such as the Company’s platform or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

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SLACK TECHNOLOGIES, INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

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RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-U.S. EMPLOYEES
UNDER THE SLACK TECHNOLOGIES, INC.
2019 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:
Pursuant to the Slack Technologies, Inc. 2019 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”) and this Restricted Stock Unit Award Agreement for Non-U.S. Employees, including any special terms and conditions for the Grantee’s country set forth in the appendix attached hereto (the “Appendix” and, together, the “Agreement”), Slack Technologies, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (the “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.001 per share (the “Stock”) of the Company.
1.    Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.    Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.    Termination of Employment.
(a)    If the Grantee’s employment terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.
(b)    For purposes of the Award, the Grantee’s employment will be considered terminated as of the date the Grantee is no longer actively providing services as an employee to the Company or one of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any), and unless otherwise determined by the Company, the Grantee’s right to vest in the Award, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under labor laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any). The Administrator shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of this Award (including whether the Grantee may still be considered to be providing services while on a leave of absence).
4.    Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.    Responsibility for Taxes.
(a)    The Grantee acknowledges that, regardless of any action taken by the Company or, if different, any Subsidiary employing or retaining the Grantee (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of

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the Award, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of shares of Stock acquired pursuant to such settlement and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)    Prior to any relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer; (ii) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent); (iii) withholding from shares of Stock to be issued to the Grantee upon settlement of the Restricted Stock Units; or (iv) any other method of withholding determined by the Administrator and permitted by applicable law.
(c)    The Company and/or the Employer may withhold or account for Tax-Related Items by considering minimum statutory withholding rates or other withholding rates, including applicable maximum rates in the Grantee’s jurisdiction(s), in which case the Grantee may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent amount in shares of Stock. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Grantee is deemed to have been issued the full number of shares of Stock subject to the vested Restricted Stock Units, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items.
(d)    The Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Stock, or the proceeds of the sale of shares of Stock, if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items.
7.    Section 409A of the Code. To the extent the Grantee is a U.S. taxpayer, this Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
8.    No Obligation to Continue Employment. The grant of the Award shall not be interpreted as forming an employment or service contract with the Company, and shall not be

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construed as giving the Grantee the right to be retained in the employ of, or otherwise provide services to, the Employer or any other Subsidiary. Neither the Plan nor this Agreement shall interfere in any way with the right of the Employer to terminate the employment of the Grantee at any time.
9.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10.    A. Data Privacy Information (Grantees in EEA and UK). This Section 10A applies to Grantees residing within the European Economic Area and UK. For the avoidance of doubt, this Section does not apply to Grantees residing outside the European Economic Area and UK. The privacy notice annexed to this Agreement (“Privacy Notice”) describes how the Company and the Employer collect and process the personal information of Grantees residing in the European Economic Area and UK in the context of this Agreement, the Plan, and the provision of the Award and the Grantee hereby acknowledges the contents of the Privacy Notice. For the avoidance of doubt, the contents of the Privacy Notice are not binding on Grantees in the European Economic Area and UK as contractual obligations and may be updated by the Company and/or the Employer from time to time without recourse to the amendment provisions of this Agreement or the Plan.
B. Data Privacy Information and Consent (Grantees outside EEA and UK). This Section 10B applies to Grantees residing outside the European Economic Area and UK. For the avoidance of doubt, this Section does not apply to Grantees residing within the European Economic Area and UK:
(i)    Data Collection and Usage. The Company and the Employer collect, process and use certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all awards granted under the Plan or any other entitlement to Stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Grantee’s consent.
(ii)    Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial Corporate Services, Inc. and certain of its affiliates (“E*TRADE”), which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. The Grantee may be asked to agree on separate terms and data processing practices with E*TRADE, with such agreement being a condition to the ability to participate in the Plan.
(iii)    International Data Transfers. The Company and E*TRADE are based in the U.S., which means that it will be necessary for Data to be transferred to, and processed in, the U.S. The Grantee’s country or jurisdiction may have different data privacy laws and protections

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than the U.S. The Company’s legal basis for the transfer of Data, where required, is the Grantee’s consent.
(iv)    Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. This period may extend beyond the Grantee’s period of employment with the Employer. When the Company or the Employer no longer need Data for any of the above purposes, they will cease processing it in this context and remove it from all of their systems used for such purposes to the fullest extent practicable.
(v)    Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Grantee is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke the consent, the Grantee’s salary from or employment with the Employer will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant the Award or other awards under the Plan or administer or maintain such awards.
(vi)    Data Subject Rights. The Grantee may have a number of rights under data privacy laws in his or her jurisdiction. Depending on where the Grantee is based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) restrict the portability of Data, (vi) lodge complaints with competent authorities in the Grantee’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Grantee can contact his or her local human resources representative.
(vii)    Other Legal Basis and Additional Consent. The Grantee understands that the Company may rely on a different legal basis for the collection, processing or transfer of Data in the future and/or request the Grantee to provide another data privacy consent. If applicable, upon request of the Company or the Employer, the Grantee will provide a separate executed data privacy agreement (or any other agreements or consents) that the Company and/or the Employer may deem necessary to obtain from the Grantee for the purpose of administering his or her participation in the Plan in compliance with the data privacy laws in the Grantee’s country, either now or in the future. The Grantee understands and agrees that the Grantee will not be able to participate in the Plan, if the Grantee fails to provide any such agreement requested by the Company and/or the Employer.
11.    Nature of Grant. In accepting the grant of the Award, the Grantee acknowledges, understands and agrees that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

5

(b)    the grant of the Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;
(c)    all decisions with respect to future Restricted Stock Units or other grants, if any, will be at the sole discretion of the Company;
(d)    the Grantee is voluntarily participating in the Plan;
(e)    the Restricted Stock Units and any shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not intended to replace any pension rights or compensation;
(f)    unless otherwise agreed with the Company, the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Grantee may provide as a director of a Subsidiary;
(g)    the Restricted Stock Units and any shares of Stock subject to the Restricted Stock Units, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, holiday pay, pension or retirement or welfare benefits or similar mandatory payments;
(h)    the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(i)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of the Grantee’s employment (for any reason whatsoever, whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any);
(j)    unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(k)    neither the Company, the Employer nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Grantee pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any shares of Stock acquired upon settlement.

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12.    Compliance with Law. Notwithstanding any other provision of the Plan or this Agreement, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the shares of Stock, the Company shall not be required to deliver any shares of Stock issuable upon settlement of the Award prior to the completion of any registration or qualification of the Stock under any U.S. or non-U.S. local, state or federal securities or other applicable law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other U.S. or non-U.S. governmental regulatory body, or prior to obtaining any approval or other clearance from any U.S. or non-U.S. local, state or federal governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. The Grantee understands that the Company is under no obligation to register or qualify the shares of Stock subject to the Award with the SEC or any U.S. state or non-U.S. securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Stock. Further, the Grantee agrees that the Company shall have unilateral authority to amend the Plan and this Agreement without the Grantee’s consent to the extent necessary to comply with securities or other laws applicable to the issuance of the shares of Stock.
13.    Appendix. Notwithstanding any provision in this Restricted Stock Unit Award Agreement for Non-U.S. Employees, the Restricted Stock Units shall be subject to any special terms and conditions set forth in the Appendix attached hereto for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Appendix during the life of the Restricted Stock Units, the terms and conditions for such country shall apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.
14.    Language. The Grantee acknowledges that he or she is proficient in the English language, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Grantee to understand the terms and conditions of this Agreement. If the Grantee has received this Agreement, or any other documents related to the Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
15.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.
16.    Waivers. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other grantees.
17.    Governing law and Venue. This Agreement shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with, the internal laws of the State of California, applied without regard to conflict of law

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principles. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the Stock Option or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Francisco County, California, or the U.S. District Court for the Northern District of California, where this grant is made and/or to be performed, and no other courts.
18.    Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
19.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Award and the shares of Stock acquired upon settlement of the Restricted Stock Units, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to accept any additional agreements or undertakings that may be necessary to accomplish the foregoing.
20.    Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
21.    Insider Trading Restrictions / Market Abuse Laws. By accepting the Award, the Grantee acknowledges that he or she is bound by all the terms and conditions of the Company’s insider trading policy as may be in effect from time to time. The Grantee further acknowledges that, depending on the Grantee’s or his or her broker’s country or the country in which the shares of Stock are listed, he or she may be subject to insider trading restrictions and/or market abuse laws which may affect the Grantee’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Restricted Stock Units) or rights linked to the value of shares of Stock under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before the Grantee possessed inside information.  Furthermore, the Grantee could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities.  Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s insider trading policy as may be in effect from time to time. The Grantee acknowledges that it is the Grantee’s responsibility to comply with any applicable restrictions, and the Grantee should speak to his or her personal advisor on this matter.
22.    Foreign Asset/Account, Exchange Control and Tax Reporting. Depending on the Grantee’s country, the Grantee may be subject to foreign asset/account, exchange control, tax reporting or other requirements which may affect the Grantee’s ability acquire or hold Restricted Stock Units or shares of Stock under the Plan or cash received from participating in the Plan

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(including dividends and the proceeds arising from the sale of shares of Stock) in a brokerage/bank account outside the Grantee’s country. The applicable laws of the Grantee’s country may require that he or she report such Restricted Stock Units, shares of Stock, accounts, assets or transactions to the applicable authorities in such country and/or repatriate funds received in connection with the Plan to the Grantee’s country within a certain time period or according to certain procedures. The Grantee acknowledges that he or she is responsible for ensuring compliance with any applicable requirements and should consult his or her personal legal advisor to ensure compliance with applicable laws.
(Signature page follows.)

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SLACK TECHNOLOGIES, INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

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APPENDIX
TO
RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-US EMPLOYEES
UNDER THE SLACK TECHNOLOGIES, INC.
2019 STOCK OPTION AND INCENTIVE PLAN
Capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and/or the Restricted Stock Unit Award Agreement for Non-US Employees (the “Restricted Stock Unit Agreement”).
Terms and Conditions
This Appendix includes special terms and conditions that govern the Award if the Grantee works and/or resides in one of the countries listed below. If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing (or is considered as such for local law purposes), or if the Grantee transfers employment and/or residency to a different country after the Award is granted, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will apply to the Grantee.
Notifications
This Appendix also includes information regarding certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of December 2018. Such laws are often complex and change frequently. As a result, the Grantee should not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out-of-date at the time the Grantee vests in the Award or sells any shares of Stock acquired under the Plan.
In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation. As a result, the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee should seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s individual situation.
If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing (or is considered as such for local law purposes), or if the Grantee transfers employment and/or residency to a different country after the Award is granted, the information contained in this Appendix may not be applicable to the Grantee in the same manner.

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AUSTRALIA
Terms and Conditions
Australian Offer Document. The Grantee understands that the offering of the Plan in Australia is intended to qualify for an exemption from the prospectus requirements under Class Order 14/1000 issued by the Australian Securities and Investments Commission. Participation in the Plan is subject to the terms and conditions set forth in the Australian Offer Document and the Plan documentation provided to the Grantee.
Notifications
Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).
Exchange Control Information. Exchange control reporting is required for cash transactions exceeding AUD10,000 and for international fund transfers. If an Australian bank is assisting with the transaction, the bank will file the report on the Grantee’s behalf.
CANADA
Terms and Conditions
Award Payable Only in Stock. Notwithstanding anything to the contrary in Section 8(a) of the Plan, the Restricted Stock Units shall be paid in shares of Stock only and do not provide the Grantee with any right to receive a cash payment. This provision is without prejudice to the application of Paragraph 6 of the Restricted Stock Unit Award Agreement for Non-US Employees.
Termination of Employment. The following provisions replace Paragraph 3(b) of the Restricted Stock Unit Agreement:
For purposes of the Award, except as otherwise provided under applicable law, the date of the Grantee’s termination of employment shall be the date that is the earliest of (i) the date on which the Grantee’s employment is terminated, (ii) the date on which the Grantee receives notice of termination, or (iii) the date on which the Grantee is no longer actively providing services to the Company or any Subsidiary, regardless of any notice period or period of pay in lieu of such notice required under applicable employment laws in the jurisdiction where the Grantee is employed (including, but not limited to statutory law, regulatory law and/or common law) or the terms of the Grantee’s employment agreement, if any. The Administrator shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Award (including whether the Grantee may still be considered to be providing services while on a leave of absence).

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The following provisions apply if the Grantee resides in Quebec:
Language. The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.
Data Privacy. The Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. The Grantee further authorizes the Company and any Subsidiary and the Administrator to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in the Grantee’s employee file.
Notifications
Securities Law Information. The Grantee is permitted to sell shares of Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Stock acquired under the Plan takes place outside Canada through the facilities of a stock exchange on which the Stock is listed.
Foreign Asset/Account Reporting Information. Canadian taxpayers must report annually on Form T1135 (Foreign Income Verification Statement) the foreign specified property (including shares of Stock acquired under the Plan) held if the total value of such foreign specified property exceeds C$100,000 at any time during the year. Unvested Restricted Stock Units also must be reported (generally at nil cost) on Form 1135 if the C$100,000 threshold is exceeded due to other foreign specified property held. If shares of Stock are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares. The ACB ordinarily would equal the fair market value of the shares of Stock at the time of acquisition, but if the Grantee owns other shares, this ACB may have to be averaged with the ACB of the other shares. The Form T1135 must be filed at the same time the individual's files his or her annual tax return. The Grantee should consult his or her personal legal advisor to ensure compliance with applicable reporting obligations.
FRANCE
Terms and Conditions
Language Consent. By accepting the Award, the Grantee confirms having read and understood the documents relating to this grant (the Plan and the Agreement) which were provided to the Grantee in English. The Grantee accepts the terms of those documents accordingly.
Reconnaissance Relative à la Langue Utilisée. En acceptant le attribution, le Bénéficiaire confirme avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui

13

ont été communiqués au Bénéficiaire en langue anglaise. Le Bénéficiaire accepte les termes de ces documents en connaissance de cause.
Notifications
Tax Information. The Award is not intended to be a French tax-qualified award.
Foreign Asset/Account Reporting Information. French residents are required to report all foreign accounts (whether open, current or closed) to the French tax authorities on their annual tax returns. Failure to complete this reporting triggers penalties. The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.
GERMANY
Notifications
Exchange Control Information. German residents must electronically report cross-border payments in excess of €12,500 to the German Federal Bank (Bundesbank) on a monthly basis. In case of payments in connection with securities (including any proceeds realized upon the sale of shares of Stock or the receipt of any dividends), the report must be made by the fifth day of the month following the month in which the payment was received. The form of report (“Allgemeines Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de). The Grantee should consult his or her personal advisor to ensure compliance with applicable reporting obligations.
Foreign Asset/Account Reporting Information. If the acquisition of shares of Stock under the Plan leads to a so-called qualified participation at any point during the calendar year, the Grantee will need to report the acquisition when the Grantee files his or her tax return for the relevant year. A qualified participation is attained if (i) the value of the shares of Stock acquired exceeds EUR 150,000 or (ii) in the unlikely event the Grantee holds shares of Stock exceeding 10% of the total number of shares of Stock.
INDIA
Notifications
Exchange Control Information. The Grantee must repatriate any proceeds from the sale of shares of Stock acquired under the Plan or any dividends paid on such shares of Stock to India within such period of time as will be required under applicable regulations. The Grantee should obtain a foreign inward remittance certificate (“FIRC”) from the bank where the Grantee deposits the foreign currency and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India, the Company, or the Employer requests proof of repatriation.
Foreign Asset/Account Reporting Information. Indian residents are required to declare any foreign bank accounts and any foreign financial assets (including shares of Stock held outside India) in their annual tax return.

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IRELAND
Terms and Conditions
Nature of Grant. The following provision supplements Section 11 of the Restricted Stock Unit Agreement:
In accepting the Award, the Grantee understands and agrees that the benefits received under the Plan will not be taken into account for any redundancy or unfair dismissal claim.
Notifications
Director Notification Obligation. Directors, shadow directors or secretaries of an Irish Subsidiary must notify the Irish Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., Awards granted under the Plan, shares of Stock, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time, but only to the extent such individuals own 1% or more of the shares of Stock. If applicable, this notification requirement also applies with respect to the interests of the spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary).
JAPAN
Notifications
Foreign Asset/Account Reporting Information. Japanese residents and foreign nationals with permanent residency in Japan are required to report details of any assets held outside Japan as of December 31 (including shares of Stock acquired under the Plan), to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15 each year. The Grantee should consult with his or her personal tax advisor to ensure compliance with applicable reporting obligations.
UNITED KINGDOM
Terms and Conditions
Award Payable Only in Stock. Notwithstanding anything to the contrary in Section 8(a) of the Plan, the Restricted Stock Units shall be paid in shares of Stock only and do not provide the Grantee with any right to receive a cash payment. This provision is without prejudice to the application of Paragraph 6 of the Restricted Stock Unit Agreement.
Responsibility for Taxes. The following provisions supplement Paragraph 6 of the Restricted Stock Unit Agreement:
Without limitation to Paragraph 6 of the Restricted Stock Unit Agreement, the Grantee agrees that the Grantee is liable for all Tax-Related Items and hereby covenants to pay all such Tax-

15

Related Items as and when requested by the Company or, if different, the Employer or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Grantee also agrees to indemnify and keep indemnified the Company or the Employer against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Grantee’s behalf.
Notwithstanding the foregoing, if the Grantee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply if the indemnification is viewed as a loan. In such case, if the amount of any income tax due is not collected from or paid by the Grantee within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income taxes may constitute a benefit to the Grantee on which additional income tax and National Insurance contributions (“NICs”) may be payable. The Grantee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company or the Employer, as applicable, any employee NICs due on this additional benefit, which the Company or the Employer may recover from the Grantee by any of the means referred to in Paragraph 6 of the Restricted Stock Unit Agreement.
NIC Joint Election. As a condition of participation in the Plan and the vesting of the Restricted Stock Units, the Grantee agrees to accept any liability for secondary Class 1 National Insurance Contributions that may be payable by the Company or the Employer (or any successor to the Company or the Employer) in connection with the Restricted Stock Units and any event giving rise to Tax-Related Items in relation to the Restricted Stock Units (the “Employer NICs”).
Without limitation to the foregoing, by accepting this Agreement, the Grantee agrees to execute the attached joint election with the Company and/or the Employer to satisfy the obligation for Employer NICs in relation to the Restricted Stock Units (the “NIC Joint Election”). The Grantee further agrees to execute such other elections as may be required between the Grantee and any successor to the Company or the Employer for the purpose of continuing the effectiveness of the NIC Joint Election. The Grantee agrees that the Employer NICs may be collected by the Company or the Employer using any of the methods described in Section 6 of the Restricted Stock Unit Agreement.
If the Grantee does not enter into an NIC Joint Election prior to the vesting of the Restricted Stock Units, the Grantee will not be entitled to vest in the Restricted Stock Units, and no shares of Stock will be issued to the Grantee under the Plan, without any liability to the Company, the Employer or any other Subsidiary.

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ADDITIONAL WORDING TO INCLUDE FOR ELECTIONS TO BE ENTERED INTO ELECTRONICALLY:
Important Note on the Election to Transfer Employer National Insurance Contributions
As a condition of the Grantee’s participation in the Plan, the Grantee is required to enter into an election to transfer to the Grantee any liability for employer’s secondary Class 1 National Insurance Contributions (“Employer’s NICs”) that may arise in connection with the Grantee’s participation in the Plan (the “Election”).
By entering into the Election:

•	the Grantee agrees that any Employer’s NICs liability that may arise in connection with the Grantee’s participation in the Plan will be transferred to the Grantee;

•
the Grantee authorises the Employer and the Company to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from the Grantee’s salary or other payments due or the sale of sufficient shares of shares of Stock acquired pursuant to the Restricted Stock Units; and

•
the Grantee acknowledges that even if the Grantee has clicked on the [“ACCEPT”] box where indicated, the Company or the Employer may still require the Grantee to sign a paper copy of this Election (or a substantially similar form) if the Company or the Employer determines such is necessary to give effect to the Election.

Signing or clicking on the [“ACCEPT”] box indicates the Grantee’s acceptance of the Election. The Grantee should read the terms of the Election carefully before accepting the Election.
Please print and keep a copy of the Election for the Grantee’s records.

17

SLACK TECHNOLOGIES, IN.C
2019 STOCK OPTION AND INCENTIVE PLAN
(UK Employees)
Election To Transfer the Employer’s National Insurance Liability to the Employee

1.	PARTIES
This Election is between:

(A)
The Employee who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who has been granted Restricted Stock Units (“RSUs”) pursuant to the terms and conditions of Slack Technologies, Inc. 2019 Stock Option and Incentive Plan, as amended from time to time (the “Plan”), and

(B)	Slack Technologies, Inc. of 500 Howard St., San Francsico, CA USA 94105 (the “Company”), which may grant RSUs under the Plan and is entering into this Form of Election on behalf of the Employer.

2.	PURPOSE OF ELECTION

2.1	This Election relates to all RSUs granted to the Employee under the Plan up to the termination date of the Plan.

2.2	In this Election the following words and phrases have the following meanings:
“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.
“Relevant Employment Income” from RSUs on which employer’s National Insurance Contributions becomes due is defined as:

(i)	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the RSUs (within the meaning of section 477(3)(a) of ITEPA);

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(B)	the assignment (if applicable) or release of the RSUs in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

(C)	the receipt of a benefit in connection with the RSUs, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).
“SSCBA” means the Social Security Contributions and Benefits Act 1992.
“Taxable Event” means any event giving rise to Relevant Employment Income.

2.3
This Election relates to the Employer’s secondary Class 1 National Insurance contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the RSUs pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

2.4
This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5
This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.6
Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Restricted Stock Unit Award Agreement for Non-US Employees. This Election will have effect in respect of the RSUs and any awards which replace or replaced the RSUs following their grant in circumstances where section 483 of ITEPA applies.

3.	ELECTION
The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that, by signing or electronically accepting this Election by clicking on the [“ACCEPT”] box, he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

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4.	PAYMENT OF THE EMPLOYER’S LIABILITY

4.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the RSUs; and/or

(iv)	by any other means specified in the Restricted Stock Unit Award Agreement for Non-US Employees.

4.2
The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the RSUs to the Employee until full payment of the Employer’s Liability is received.

4.3
The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within 14 days after the end of the U.K. tax month during which the Taxable Event occurs (or within 17 days after the end of the U.K. tax month during which the Taxable Event occurs, if payments are made electronically).

5.	DURATION OF ELECTION

5.1
The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

(iii)	on the date HM Revenue and Customs withdraws approval of this Election; or

(iv)
after due payment of the Employer’s Liability in respect of the entirety of the Options to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

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Acceptance by the Employee
The Employee acknowledges that by signing or electronically accepting this Election by clicking on the [“ACCEPT”] box, the Employee agrees to be bound by the terms of this Election.

Signed

The Employee
Acceptance by the Company
The Company acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signed for and on behalf of the Company

Name:
Title:

21

SCHEDULE OF EMPLOYER COMPANIES
The following are the employing companies to which this Joint Election may apply:

Name:
UK Office:
Company Registration Number:
Corporation Tax Reference:
PAYE Reference:

22

ANNEX
PRIVACY NOTICE
This Privacy Notice (the “Notice”) is provided as an annex to the Plan and the Agreement. This Notice is intended to provide information about the collection and processing of the Grantee’s personal information by the Company and, as relevant, the Employer. Capitalized terms used but not defined in this Notice shall have the same meanings assigned to them in the Plan and/or the Agreement.
(a)    Data Collection and Usage. The Company and the Employer collect, process and use certain personal information about the Grantee, which may include information such as the Grantee’s name, home address, telephone number, email address, date of birth, social insurance number, passport or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all awards granted under the Plan or any other entitlement to Stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for purposes of implementing, administering and managing the Plan. The Company and, where relevant, the Employer is the controller of such Data. The legal basis, where required, for the processing of Data is that the processing is contractually necessary for the performance of the Agreement.
(b)    Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial Corporate Services, Inc. and certain of its affiliates (“E*TRADE”), which is assisting the Company with the implementation, administration and management of the Plan. The Company may select a different service provider or additional service providers and share Data with such other provider serving in a similar manner. The Grantee may be provided with separate terms and data processing practices with E*TRADE, as such agreement is contractually required to implement the Award under the Plan.
(c)    International Data Transfers. The Company and E*TRADE are based in the U.S., which means that it will be necessary for Data to be transferred to, and processed in, the U.S. The Grantee’s country or jurisdiction may have different data privacy laws and protections than the U.S. For example, the European Commission has issued a limited adequacy finding with respect to the U.S. that applies only to the extent companies register for the EU-U.S. Privacy Shield program. The Company has registered for the EU-U.S. Privacy Shield program. The Company’s basis for the transfer of Data, where required, is the EU-U.S. Privacy Shield Program.
(d)    Data Retention. The Company will hold and use Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax, exchange control, labor and securities laws. This period may extend beyond the Grantee's period of employment with the Employer. When the Company or the Employer no longer need Data for any of the above purposes, they will cease processing it in this context and remove it from all of their systems used for such purposes to the fullest extent practicable.

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(e)    Data Subject Rights. The Grantee may have a number of rights under data privacy laws in his or her jurisdiction. Depending on where the Grantee is based, such rights may include the right to (i) request access to or copies of Data the Company processes, (ii) rectify incorrect Data, (iii) delete Data, (iv) restrict the processing of Data, (v) request the portability of Data, (vi) lodge complaints with competent authorities in the Grantee’s jurisdiction, and/or (vii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Grantee can contact his or her local human resources representative.
(f)    Further Information and Contact. For further information, including the contact details of the data protection officer and, where relevant, the appropriate supervisory authority for lodging complaints, the Optionee can consult the Slack Employee Privacy Policy.

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RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER THE SLACK TECHNOLOGIES, INC.
2019 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:
Pursuant to the Slack Technologies, Inc. 2019 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Slack Technologies, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company.
1.    Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.    Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in service as a member of the Board on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
In the event of a Sale Event, 100% of the Restricted Stock Units shall become vested immediately prior to the consummation of such Sale Event. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.    Termination of Service as a Non-Employee Director. If the Grantee’s service with the Company and its Subsidiaries as a member of the Board terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.
4.    Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.    Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
7.    No Obligation to Continue as a Non-Employee Director. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Non-Employee Director.
8.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
9.    Tax Withholding. In the event that the Company is required to withhold taxes from the Grantee for taxable compensation relating to the issuance of shares of Stock in connection with this Award, unless otherwise approved by the Company, the Grantee shall, not later than the date as of which the transfer of shares of Stock pursuant to this Award becomes a taxable event for U.S. Federal income tax or other applicable withholding tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any Federal, state, local, non U.S., or other taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding amount to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Grantee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer.

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10.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee by the Company at the address on file with the Company or electronically through the use of an online process such as the Company’s platform or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

SLACK TECHNOLOGIES, INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

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RESTRICTED STOCK UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER THE SLACK TECHNOLOGIES, INC.
2019 STOCK OPTION AND INCENTIVE PLAN

Name of Grantee:

No. of Restricted Stock Units:

Grant Date:
Pursuant to the Slack Technologies, Inc. 2019 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Slack Technologies, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Class A Common Stock, par value $0.0001 per share (the “Stock”) of the Company.
1.    Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.    Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.
3.    Termination of Employment. If the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.
4.    Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.
5.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
6.    Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due; or (ii) causing its transfer agent to sell from the number of shares of Stock to be issued to the Grantee, the number of shares of Stock necessary to satisfy the Federal, state and local taxes required by law to be withheld from the Grantee on account of such transfer.
7.    Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.
8.    No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.
9.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
10.    Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number,

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home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.
11.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered by the Company to the Grantee at the address on file with the Company or electronically through the use of an online process such as the Company’s platform or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

SLACK TECHNOLOGIES, INC.

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

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